1 Howard Weil 2009 Energy Conference March 24, 2009 Steve Malcolm and Ralph Hill Strength and Stability; Well-Positioned for Long-Term Value Creation

Premier assets + positive long-term fundamentals

Williams. Ingenuity takes energy.™

Gas Pipeline

- **Critical U.S. infrastructure**; large, diverse supply sources; connected to most LNG terminals; premium market-delivery areas; large project backlog
- **Connects to leading, high growth supply basins** – Gulf Coast, emerging Midcontinent basins, Rockies and Canada
- **Supplies some of the fastest growing markets** – Florida, the SE to NYC, the Pacific NW
- **Generates consistent cash flows** backed up by secure, long-term contracts with high-credit-quality customers

Midstream

- **Large-scale positions in key producing regions**; large project backlog; return on assets is top quartile among peers
- **Provides vital service** to North American natural gas producers
- **Exposure to high-growth basins**
- **Concentrated, large scale operations with low cost structure**
- **Base loaded with fee business** and ability to capture margins opportunistically
- **"Franchise" position** in all core areas

E&P

- Rapidly growing, long-lived, low-risk resource base; **multi-year drilling inventory; low costs; attractive returns**
- **Large, low-risk, low-cost unconventional resource base** focused on tight sands, shale, and CBM
- U.S. 4.3 Tcf proved (YE '08), Total **12.9 Tcf 3P**
- 1.1 Bcf/d '08 U.S. production was up 20%; **~ 11-year R/P**
- 99% drilling success rate
- **Short-cycle, high-cash returns**
- Minimal Rockies basis risk

© 2009 The Williams Companies, Inc. All rights reserved.

Williams Investor Presentation / March 2009 2

Outstanding track record Exceptional performance Recurring net income and EPS average annual growth of 61% and 57% over 2004-2008 period Invested ~$11.0 billion in asset base over 2004-2008 period Funded by operating cash flow of ~$10.4 billion and MLP equity of $1.5 billion Maintained a flat total debt balance of ~$7.9 billion Strategic execution Sold Power business Repurchased $1 billion of stock Executed dual-MLP strategy Earned investment-grade credit ratings

Delivering results Recurring Net Income * Diluted Recurring EPS CFFO vs. Capex Total Debt and Cash 4 *Recurring income from continuing operations after MTM adjustments per share. 2004 & 2005 amounts have not been recast to reflect certain components of the former Power segment as discontinued operations. See reconciliation later in this presentation.

Strength and stability Strong financial position $3.1 billion of liquidity as of February 16; $600 million inflow on March 5 Investment-grade credit rating No significant debt maturities until 2011; primary credit facilities don't expire until 2012 and 2013 Flexibility to adjust capital spending further in response to market conditions Our business and capex strategies are built on foundation of continued financial strength Stable foundation of cash flows Integrated structure best suited to capture value in today's challenging market and in recovery Significant business insulated from market prices, economic conditions Gas Pipeline and fee-based Midstream businesses are key cash-generators Expect $1.2 billion - $1.4 billion cash flows* in '09 from price-risk-insulated business; additionally 62% of E&P production is hedged '09 capital budget and dividend requirement fully funded from operating cash flow and cash on hand '10 capital budget and divided requirement expected to be fully funded from operating cash flow 5 *Segment profit plus DD&A.

2009 priorities Maintaining strong balance sheet and liquidity Liquidity - $600 million added in February through debt offering Investment-grade credit rating - agencies removed negative watch Driving down costs through rigorous execution and expense discipline Seeing rapid drop in many operating expenses Bringing key infrastructure projects online in '09-'10 Total investment of $1.6 billion; annual expected segment profit contribution is $250 million* Midstream - Willow Creek, Paradox, Blind Faith, Perdido Norte Gas Pipeline - Sentinel, Colorado Hub Right-sizing capital spending Cut '09 spending to $2.3 billion - 36% below '08 levels; primary reduction is in commodity-sensitive business Retain flexibility Seizing opportunities Consistent with focus on spending discipline and financial strength Geographic diversity 6 *Midpoint of guidance.

Disciplined growth in challenging market 7 Maintain strong balance sheet and liquidity EVA-based investments; returns that balance risk/reward Note: 2009 figures represent midpoint of expected spending range. 2007A 2008A 2009E $2,837MM $3,528MM $2,250MM 2007A 2008A 2009E $3,533MM $4,185MM $3,063MM Capital Expenditures Recurring Segment Profit + DDA Gas Pipeline $575MM 26% E&P $1,000MM 44% Midstream $675MM 30% Gas Pipeline $561MM 20% Midstream $587MM 21% E&P $1,689MM 59% Gas Pipeline $398MM 11% Midstream $608MM 17% E&P $2,522MM 72% Gas Pipeline $953MM 27% E&P $1,295MM 37% Midstream $1,285MM 36% Gas Pipeline $991MM 24% Midstream $1,159MM 28% E&P $2,035MM 48% Gas Pipeline $973MM 32% Midstream $815MM 27% E&P $1,275MM 41%

Favorable long-term outlook for natural gas Long-term demand drivers Electric Power Tightening reserve margins Environmental concerns limit new coal-fired generation in near term Nuclear not viable near-term Greenhouse gases Natural-gas-fired generation required to back up renewables Ethanol and fertilizers Affecting industrial-demand growth Supply drivers Geographic shifts in supply Dramatic shift to unconventional supply sources, especially shale and tight sands New infrastructure needed to link to growth markets LNG imports still a question Western Canadian production expected to remain in decline (royalties, cost, oil sands) 8 Expect the sharp pullback in drilling and natural production-decline rates to bring supply and demand back in balance.

Supply responds to lower drilling activity

Williams.
Ingenuity takes energy.™

Gas Drilling

- **42% fewer** rigs drilling for gas now[1] than '08 average[2]
- Current level[1] is **47% below** '08 peak[3]
- Expect a 50% drop in average rig count to reduce new production by 35%-40%
- Expect a 33% drop to reduce new production by 20%-25%

Historical Natural Gas Production



Daily Marketed Production (bcf/d)
60
50
40
30
20
10
0
2007
2006
2005
2004
2003
2002
2001
2000
Base
Jan 00
Jan 01
Jan 02
Jan 03
Jan 04
Jan 05
Jan 06
Jan 07
Jan 08

	Jan 02	Jan 03	Jan 04	Jan 05	Jan 06	Jan 07	Jan 08
Base Decline	27.2%	24.6%	24.0%	25.5%	25.5%	24.8%	24.5%
First Year Decline	50.1%	41.8%	43.6%	46.5%	48.8%	45.5%	44.1%

Source: IHS Energy. Data represents ~95% of U.S. marketed natural gas production

About **25%** of U.S. production comes from wells drilled in the past year alone

Nearly **half** comes from wells drilled in the last three years

[1] U.S. natural gas rig count reported 3/20/09 was 857; [2] 2008 average was 1,491; [3] 2008 peak was 1,606. Source: Baker Hughes.

© 2009 The Williams Companies, Inc. All rights reserved.

Williams Investor Presentation / March 2009

Williams is a great investment opportunity Well-positioned to weather the economic storm Strong financial position Stable foundation of cash flows Ability to adjust spending Integrated model best suited for success Substantial upside to current valuation Market recovery and more normal commodity prices will drive value accretion across our asset base Significant expansion projects coming online Substantial probable and potential low-risk reserves Expect expansion of valuation multiple as financial markets improve Attractive risk/reward balance Foundation of low-risk, cash-generating businesses Upside as commodity prices return to normal levels Disciplined investment process Track record of disciplined execution of value-driving initiatives 10

11 Ralph Hill President Exploration & Production

Williams Premier Portfolio Piceance Mid-Continent Green River/Int'l San Juan Powder River 1.7 Tcfe 3P* 431,500 net acres 8.6 Tcfe 3P* 190,900 net acres 1.0 Tcfe 3P* 121,800 net acres 1.0 Tcfe 3P* 374,697 net acres 0.6 Tcfe 3P* 134,325 net acres Total Reserves 1,253,222 net acres 12.9 Tcfe 3P Reserves* * Total 3P are YE 2007 plus 2008 acquisitions; to be updated in May 2009 Exploration & Production 4.5 Tcfe Proved 0.2 Tcfe Proved 0.3 Tcfe Proved 0.5 Tcfe Proved 3.1 Tcfe Proved 0.4 Tcfe Proved

U.S. Production & Reserves Growth Trends Exploration & Production 2005 2006 2007 2008 Developed 1643 1945 2251 2456 Undeveloped 1739 1757 1892 1883 CAGR 9% 2005 2006 2007 2008 612 752 912 1094 Domestic Production CAGR 21% Proved Reserves 51% 49% 2005 2006 2007 2008 R/P Dev. 7.4 7.1 6.7 6.1 R/P Undev. 7.8 6.4 5.7 4.6 R/P Total 15.1 13.5 12.4 10.7 RRR* 277% 217% 232% 148% 612 752 913 1,094 3,382 3,701 4,143 4,339 47% 53% 46% 44% 54% 56% MMcfed * Reserves Replacement Ratio

Strong 2008 Reserves Performance Total proved reserves 4.5 Tcfe U.S. proved reserves 4.34 Tcfe, up 5% 148% domestic reserves replacement, 602 Bcfe net additions Greater than 99% drilling success rate Added 714 Bcfe to proved before price related revisions Price revision of ~ 112 Bcf 176% domestic reserves replacement rate before price revisions 3P/Potential reserves as of August 2008, to update May 2009 3P 12.9 Tcfe Potential up to 22 Tcfe Exploration & Production

Williams E&P An Industry Leader on Costs Source: IHS Herolds Exploration & Production WMB

The Advantages of Williams' Premier Rockies Portfolio Extensive infrastructure in place and additional pipelines underway Many diversified outlets for Rockies gas Projections are Rockies production will not be constrained by year end Williams has significant probables/possible/potential reserves inventory Williams is an industry leader in low F&D and operating costs Williams pioneers advancements and innovations Exploration & Production

Forward Average Regional Price (2010 thru 2015) 17 TCO $6.65 Sumas $6.12 Malin $6.07 Socal $5.94 San Juan $5.62 Ventura $6.25 Midcontinent $5.73 Rockies Production $5.38 ..69 Bcf 1.3 Bcf 2 Bcf ..81 Bcf 1.8 Bcf 0.6 Bcf 3.4 Bcf Full Cost Spread Difference Socal 0.54 0.56 0.02 Sumas 0.41 0.74 0.33 San Juan 0.36 0.24 -0.12 MidCon 0.46 0.35 -0.11 TCO 1.17 1.27 0.1 Ventura 0.62 0.87 0.25 Malin 1.01 1.05 0.04 Note: This represents incremental long haul transport rates and does not necessarily reflect Williams' actual rates. Exploration & Production

Rockies Exports and Takeaway Capacity Rockies Exports and Takeaway Capacity Exploration & Production

Piceance Valley and Highlands - Leader in Innovation, Performance and Growth Exploration & Production Williams acreage in premier economically advantageous position Core of sweet spot Depth and topography advantage Owner/Operator of fully integrated gathering & processing infrastructure Leader in drilling efficiency & innovation - Flex rigs Lowest F&D and lifting cost operator in basin Proven track record of accelerating development Quick to stand-up rigs, convert reserves to revenues 1st Operator to implement continuous drilling & production operation with centralized facilities Sweet Spot PICEANCE BASIN Williams Fork Outcrop Transitional Gas Zone Continuous Gas Zone More than 125 BCF Gas-in-Place Per Sq. Mile Williams Highlands leasehold Williams Valley leasehold

Piceance Valley - Williams the Low Cost Operator 2008 Williams 1620 Average Offset Operator 2133 2008 Williams 0.27 Average Offset Operator 0.42 Exploration & Production 32% 56%

Williams Efficiency of Development Exploration & Production

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Piceance Valley - Superior Reserve/Production Growth Exploration & Production 2004 2005 2006 2007 2008 Proved 1830 2013 2131 2241 2332 Total 3P 3179 3896 4040 4152 4300 Gross Production 268 368 474 601 719 * Total 3P is YE 2007 plus 2008 acquisitions; to be updated May 2009

Piceance Highlands-Competitive Advantages Leveraging knowledge and history from Valley assets Strategy of delineation/phased development proving to be advantageous Large leasehold position allows maximum flexibility Continually improving drilling efficiencies First to build and operate gas gathering/treating, road, and water delivery infrastructure Exploration & Production

Piceance Highlands - Improving Drilling Performance Allen Point Trail Ridge Ryan Gulch Exploration & Production

Piceance Highlands - Vast Location and Reserve Inventory Only 5% of 3P locations drilled Considerable amount of additional potential locations Drilled Wells Undrilled 3P Locations East 271 5129 Drilled Locations vs. 3P Locations 271 5,129 Exploration & Production

Piceance Highlands: Exceptional Reserves/Production Growth Exploration & Production 2006 2007 2008 Proved 338 607 763 Total 3P 2980 3185 4485 Gross Production 24.486 45.971 59.45 * Total 3P is YE 2007 plus 2008 acquisitions; to be updated May 2009

Powder River Williams is the largest operator is the lowest cost operator is a leader in water management options and costs Take away capacity out of the Rockies has been secured Vast resource with nearly one million gross acres under joint venture Exploration & Production

Significant Location and Reserve Inventory Powder River Basin Not all drilled wells have proved reserves - dewatering etc. Significant Prob/Poss reserves associated with drilled wells Drilled Wells vs. 3P Locations Exploration & Production 1st Qtr Drilled Wells 6254 Drilled-not producing gas (dewatering or in construction) 1696 Undrilled 3P locations 4045

Powder River - Maximizing the Resource 2006 2007 2008 Proved 372 413 390 Total 3P 1813 1714 1714 Gross Production 342 417 583 Exploration & Production * Total 3P is YE 2007; to be updated May 2009

Successful franchise building value Gross production 110 MMcfd, Net 81.5 MMcfd (Mar-09) Current location inventory of ~250 locations, based on 250 ft spacing Successfully high grading to core properties at attractive returns Core and Tier 1 areas exceeding expectations 35,000 net acres and 90% in Core and Tier 1 areas Execution risk well managed by seasoned asset, land and supporting teams Exploration & Production Barnett Shale - New Basin Success Story

Exploration & Production Barnett Shale Impressive Reserve Growth 2005 2006 2007 2008 Proved 27 80 131 190 Total 3P 61 175 277 430 Gross Production 2 15 42 64 * Total 3P is YE 2007 plus 2008 acquisitions; to be updated May 2009

Paradox Basin - Gothic Shale Play Update 45% partnership with Bill Barrett Corporation in 850,000 acre AMI Partnership controls 301,000 gross/256,000 net acres (116,000 acres net to Williams) Horizontal well costs decreasing 5 vertical wildcats drilled; 2 producing, 2 waiting on completion, 1 plugged and abandoned 6 horizontal wells drilled; 4 producing, 2 waiting on completion Up to 14 horizontal wells to be drilled during 2009 Williams Midstream installing gathering and processing infrastructure Two 10 MMCFD temporary processing plants in operation Two temporary taps into Williams' Northwest Pipeline 50 MMCFD gas processing plant permitted Exploration & Production

E&P's 3Ps for Success Performance Superior Growth 21% CAGR production 9% CAGR reserves Industry cost leader Technical innovator Responsible stewardship Diverse reserve base Exploration & Production Preserve Majority of portfolio held by production Long term value Cost efficiencies Capital flexibility Transportation portfolio Hedging program Position Capitalize on superior low cost reserve positions Significant long term drilling inventory in the "sweet spots" Rockies transportation mature, not a future problem Proven capability to ramp up quickly Proven capability to successfully enter new basins Pursuit of promising new opportunities

34 Appendix

35 Forward Looking Statements Our reports, filings, and other public announcements may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You typically can identify forward-looking statements by the use of forward-looking words, such as "anticipate," believe," "could," "continue," "estimate," "expect," "forecast," "may," "plan," "potential," "project," "schedule," "will," and other similar words. These statements are based on our present intentions and our assumptions about future events and are subject to risks, uncertainties, and other factors. In addition to any assumptions, risks, uncertainties or other factors referred to specifically in connection with such statements, other factors not specifically referenced could cause our actual results to differ materially from the results expressed or implied in any forward-looking statements. Those factors include, among others: availability of supplies (including the uncertainties inherent in assessing, estimating, acquiring and developing future natural gas reserves), market demand, volatility of prices, and the availability and costs of capital; inflation, interest rates, fluctuation in foreign exchange, and general economic conditions (including the recent economic slowdown and the disruption of global credit markets and the impact of these events on our customers and suppliers); the strength and financial resources of our competitors; development of alternative energy sources; the impact of operational and development hazards; costs of, changes in, or the results of laws, government regulations (including proposed climate change legislation), environmental liabilities, litigation, and rate proceedings; our costs and funding obligations for defined benefit pension plans and other postretirement benefit plans; changes in the current geopolitical situation; risks related to strategy and financing, including restrictions stemming from our debt agreements and future changes in our credit ratings; risks associated with future weather conditions; acts of terrorism, and additional risks described in our filings with the Securities and Exchange Commission. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. In addition to causing our actual results to differ, the factors listed above may cause our intentions to change. Such changes in our intentions may also cause our results to differ. We disclaim any obligation to and do not intend to publicly update or revise any forward-looking statements or changes to our intentions, whether as a result of new information, future events or otherwise.

36 Oil and Gas Reserves and Resource Potential Disclaimer The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves. We have used certain terms in this presentation such as "probable" reserves and "possible" reserves and "unrisked theoretical resource estimates" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. The SEC defines proved reserves as estimated hydrocarbon quantities that geological and engineering data demonstrate with reasonable certainty to be recoverable in the future from known reservoirs under the assumed economic conditions. Probable and possible reserves are estimates of potential reserves that are made using accepted geological and engineering analytical techniques, but which are estimated with reduced levels of certainty than for proved reserves. Generally under such techniques, probable reserve estimates are more than 50% certain and possible reserve estimates are less than 50% but more than 10% certain. Unrisked theoretical resource estimates are even less certain than those for possible reserves and are not risk adjusted. Unrisked theoretical resource estimates include (i) an estimate of hydrocarbon quantities for new areas for which we do not have sufficient information to date to classify the resources as probable or even possible reserves and (ii) the amount by which we have reduced our probable and possible reserves for existing areas to take into account the reduced level of certainty of recovery of the resources. Unlike probable and possible reserves, unrisked theoretical resource estimates do not take into account the uncertainty of resource recovery and are therefore not indicative of the expected future recovery and should not be relied upon. Reference to "Resource Potential" includes proved, probable and possible reserves as well as unrisked theoretical resource estimates that might never be recoverable and are contingent on exploration success, technical improvements in drilling access, commerciality and other factors. Investors are urged to closely consider the disclosures and risk factors in our annual report on Form 10-K filed with the Securities and Exchange Commission on Feb. 26, 2008, and our quarterly reports on Form 10-Q available from our offices or from our website at www.williams.com.

Non-GAAP reconciliation EPS after MTM adjustment 2004-08 37